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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          June 24, 1997 (June 19, 1997)
           -----------------------------------------------------------
                Date of Report (Date of earliest event reported)


                             CPC International Inc.
         ---------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


               Delaware                                1-4199                               36-2385545
--------------------------------------- -------------------------------------- --------------------------------------
   (State or Other Jurisdiction of            (Commission File Number)         (IRS Employer Identification Number)
            Incorporation)


International Plaza, P.O. Box 8000
Englewood Cliffs, New Jersey                                         07632-9976
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


                                 (201) 894-4000
         ---------------------------------------------------------------
               Registrant's telephone number, including area code





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Item 5.  Other Events.

         Reference is made to the press release issued by Registrant on June 19, 1997, regarding charges taken by the Company related to the cost of spinning off its corn refining business and the restructuring of its packaged food operations, which is filed herewith as Exhibit 99.1 and is incorporated by such reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

Exhibit 99.1  Registrant's Press Release issued on June 19, 1997.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 24, 1997                       CPC INTERNATIONAL INC.
                                           By:  /s/ HANES A. HELLER
                                                --------------------------------
                                                   Hanes A. Heller
                                                   Vice President and
                                                   General Counsel


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                                EXHIBIT INDEX
                                -------------



EXHIBIT                         DESCRIPTION
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 99.1          Registrant's Press Release issued on June 19, 1997.